Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This Certification is intended to accompany the Quarterly Report of Dorman Products, Inc. (the "Company") on Form 10-Q for the period ended March 27, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of their knowledge, the undersigned, in their respective capacities as set forth below, hereby certify that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial condition and results of operations of the Company.

 /s/ Richard N. Berman
Chairman and Chief Executive Officer
Date: April 29, 2010

 /s/   Mathias J. Barton
 Chief Financial Officer
Date: April 29, 2010